Filed pursuant to Rule 497(a)

Registration No. 333-256733

Rule 482a

Ares Capital Corporation

10,500,000 Shares of Common Stock

Issuer:	Ares Capital Corporation

Symbol / Listing:	ARCC / NASDAQ

Base shares offered:	10,500,000 shares (100% primary)

Option to purchase additional shares:	1,575,000 shares (100% primary)

Price per share to the public:	$18.83

Trade date:	January 12, 2023

Closing date:	January 18, 2023

CUSIP No.:	04010L103

Joint Lead Book-Running Managers:	Morgan Stanley & Co. LLC BofA Securities, Inc. UBS Securities LLC RBC Capital Markets, LLC Wells Fargo Securities, LLC

Joint Book-Running Managers:	Keefe, Bruyette & Woods, Inc. Raymond James & Associates, Inc.

Co-Managers

Goldman Sachs & Co. LLC

Janney Montgomery Scott LLC

J.P. Morgan Securities LLC

Oppenheimer & Co. Inc.

Academy Securities, Inc.

Compass Point Research & Trading, LLC

Loop Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

R. Seelaus & Co., LLC

Siebert Williams Shank & Co., LLC

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated January 12, 2023, together with an accompanying prospectus dated June 3, 2021, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.

Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@bofa.com; UBS Securities LLC at 1285 Avenue of the Americas, New York, New York, 10019, Attn: Prospectus Department, by telephone at (888) 827-7275, or by email: ol-prospectus-request@ubs.com; RBC Capital Markets, LLC at 200 Vesey Street, 8th Floor, New York, New York, 10281, Attn: Prospectus Department, or by telephone at (877) 822-4089; or Wells Fargo Securities at 500 West 33rd Street, New York, New York, 10001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by e-mail at cmclientsupport@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.